UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 14, 2005

(Date of earliest event reported)

EMPLOYEES’ STOCK PURCHASE PLAN OF UNIVERSAL LEAF

TOBACCO COMPANY, INCORPORATED

AND DESIGNATED AFFILIATED COMPANIES

Universal Corporation

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street
Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 14, 2005, the Employees’ Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies (the “Plan”) dismissed Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Plan. The Audit Committee of Universal Corporation’s Board of Directors has approved the change in independent registered public accounting firms for the Plan. The change pertains only to the financial statements of the Plan and does not affect E&Y’s engagement as the independent registered public accounting firm for Universal Corporation.

The report of E&Y on the financial statements of the Plan as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Plan years ended December 31, 2004 and 2003, and through December 14, 2005, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Plan’s financial statements for such years.

During the Plan years ended December 31, 2004 and 2003, and through December 14, 2005, there were no “reportable events” with respect to the Plan, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to E&Y and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished in response to that request is filed as Exhibit 16 to this Form 8-K.

On December 14, 2005, the Plan appointed PKF Witt Mares, PLC (“Witt Mares”) as the independent registered public accounting firm for the Plan for the year ending December 31, 2005.

During the years ended December 31, 2004 and 2003, and through December 14, 2005, the Plan did not consult with Witt Mares regarding any of the matters or events set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
16	Letter of Ernst & Young LLP dated December 16, 2005, regarding change in certifying accountant of the Employees’ Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies.*

*	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYEES’ STOCK PURCHASE PLAN OF UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILIATED COMPANIES

Date: December 16, 2005	By:	/s/ Robert M. Peebles
Robert M. Peebles Vice President and Controller Universal Leaf Tobacco Company, Inc. (chief financial officer for the Plan)

Exhibit Index

Exhibit Number	Description
16	Letter of Ernst & Young LLP dated December 16, 2005, regarding change in certifying accountant of the Employees’ Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies.*

*	Filed Herewith